UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549-1004

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)of
the Securities Exchange Act of 1934

                              September 29, 2006
(Date of Report (Date of Earliest Event Reported))

                                 LA-Z-BOY INCORPORATED
(Exact name of registrant as specified in its charter)

MICHIGAN	1-9656	38-0751137
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Indentification Number)

1284 North Telegraph Road, Monroe, Michigan	48162-3390
(Address of principal executive offices)	Zip Code

Registrant's telephone number, including area code (734) 242-1444

                                          None

        (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b)	On September 29, 2006, Donald L. Mitchell notified us of his resignation from the Board of Directors of La-Z-Boy Incorporated, effective October 6, 2006. Mitchell, 62, who served as a board member since 2002 and on the board's Investment Performance Review Committee, intends to pursue another opportunity within the furniture industry. Mr. Mitchell indicated that he had no disagreements with La-Z-Boy, its management or the other directors.

Item 7.01  Regulation FD Disclosure    .

We issued a press release announcing Mr. Mitchell's resignation on October 3, 2006. We are furnishing a copy as an exhibit to this report.

Item 9.01  Financial Statements and Exhibits

The following exhibit is furnished as part of this report:

	Description	Page #
99.1	Press Release Dated October 3, 2006	4

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LA-Z-BOY INCORPORATED —————————————— (Registrant)

Date: October 4, 2006

BY: /S/ Mark Copping —————————————— Mark Copping Corporate Controller

Exhibit 99.1

NEWS RELEASE

Contact: Mark Stegeman	(734) 241-4418	mark.stegeman@la-z-boy.com

LA-Z-BOY BOARD MEMBER RESIGNS

MONROE, MI. October 3, 2006 – La-Z-Boy Incorporated (NYSE, PCX: LZB) today announced that Donald L. Mitchell has resigned from its Board of Directors. Mitchell, 62, who served as a board member since 2002 and on the board’s Investment Performance Review Committee, intends to pursue another opportunity within the furniture industry.

Mitchell garnered extensive industry experience over the course of his career and had been with Universal Furniture prior to becoming the president of LADD’s casegoods group and ultimately La-Z-Boy Incorporated’s senior vice president and president of the casegoods group until his retirement in 2002. He had subsequently rejoined the company as a board member.

James W. Johnston, Chairman of the Board, said, “Don was a valued member of our board and with his industry experience he was able to provide us with sound advice, and was particularly helpful as we transitioned our casegoods business to be primarily an importer, distributor and marketer over the last few years. We wish him all the best in his new endeavors.”

Johnston continued, “A search for a replacement for the board seat is underway and we will use this as an opportunity to further strengthen the independence and experience base of our board to address the continuing changes in our industry and our company.”

Background Information

La-Z-Boy Incorporated is one of the world’s leading residential furniture producers, marketing furniture for every room of the home. The La-Z-Boy Upholstery Group companies are Bauhaus, Centurion, England, La-Z-Boy, and Sam Moore. The La-Z-Boy Casegoods Group companies are American Drew, Hammary, Kincaid, Lea, Pennsylvania House and Clayton Marcus.

The corporation’s vast proprietary distribution network is dedicated exclusively to selling La-Z-Boy Incorporated products and brands, and includes 334 stand-alone La-Z-Boy Furniture Galleries® stores, of which 68 are company owned, and 315 La-Z-Boy In-Store Galleries, in addition to in-store gallery programs at the company’s Kincaid, Pennsylvania House, Clayton Marcus, England and Lea operating units. According to industry trade publication In Furniture, the La-Z-Boy Furniture Galleries retail network is North America’s largest single-brand furniture retailer. Additional information is available at http://www.la-z-boy.com/.